EXHIBIT 99.1

GENERAL NOTES TO JANUARY 2010
MONTHLY OPERATING REPORT

General:

The report includes all activity for all Debtors in these jointly administered cases.

Notes to MOR's

These schedules and statements contain financial information that has been taken from the books and records of the Debtors. The amounts reflected in these financial statements are unaudited. These financial statements are prepared on a consolidated basis.

FORM MOR
1/30/2010

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	January 2010

		Federal Tax I.D. #	13-3492802

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.
(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Y
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CONT)	N	1
Copies of bank statements		N	1
Cash disbursements journals		N	1
Statement of Operations	MOR-2	Y
Balance Sheet	MOR-3	Y
Status of Post-petition Taxes	MOR-4	N		Y
Copies of IRS Form 6123 or payment receipt		N	1
Copies of tax returns filed during reporting period		N	1
Summary of Unpaid Post-petition Debts	MOR-4	Y
Listing of Aged Accounts Payable		Y	2
Accounts Receivable Reconciliation and Aging	MOR-5	N	3
Taxes Reconciliation and Aging	MOR-5	N	4
Payments to Insiders and Professionals	MOR-6	Y
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Y
Debtor Questionnaire	MOR-7	Y

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor /s/ Bruce E. Zurlnick	Date: February 26, 2010

Signature of Authorized Individual* /s/ Bruce E. Zurlnick	Date: February 26, 2010

Printed Name of Authorized Individual Bruce E. Zurlnick	Date: February 26, 2010

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

1 -	Due to their voluminous nature, these documents are not attached but are available from the Debtors upon request.
2 -	The Debtor does not have the ability to age the Accounts Payble data and therefore just the total amount due to each creditor is included.
3 -
Accounts Receivable is primarily comprised of amounts due from leased department host stores and credit card issuers. All monies are typically collected within 21 days (except for a $1.3 million receivable from Gottschalk's for which we have set up an uncollectible reserve of 90%, as Gottschalk's filed for bankruptcy protection in January 2009).

4 -	Not applicable.

FORM MOR
1/30/2010

In re	Finlay Enterprises, Inc.		09-14873 through 14880
	Debtor	Reporting Period:	January 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS(1)

Amounts reported should be from the debtor’s books and not the bank statement.The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1CONTINUED]

ACCOUNT	FISCAL January 2010 Jan 3rd thru Jan 30th 2010	CUMULATIVE FILING TO DATE ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING OF MONTH	92,884,000	5,158,000
RECEIPTS
CASH SALES	5,773,000	136,417,000
PROCEEDS FROM GORDON BROTHERS FOR LIQUIDATION GUARANTEE	0	99,709,000
TOTAL RECEIPTS	5,773,000	236,126,000
DISBURSEMENTS
MERCHANDISE	27,000	2,414,000
PAYROLL AND PAYROLL TAXES	11,158,000	34,422,000
RENT & OTHER OCCUPANCY	984,000	17,291,000
SALES & OTHER TAXES	9,632,000	22,575,000
SELLING, GENERAL & ADMINISTRATIVE	2,246,000	17,377,000
REVOLVER & BOND INTEREST	0	1,914,000
RESTRUCTURING PROFESSIONAL FEES INCLUDING LIQUIDATOR FEES, NET OF COMPANY'S SHARE OF AUGMENT GROSS MARGIN	585,000	4,858,000
LOAN REPAYMENTS TO GE & 2nd LIEN NOTE REPAYMENT	0	62,957,000
FUND LC COLLATERAL	0	3,451,000
TOTAL DISBURSEMENTS	24,632,000	167,259,000

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(18,859,000)	68,867,000

CASH – END OF MONTH (2)	74,025,000	74,025,000

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	FISCAL January 2010 Jan 3rd thru Jan 30th 2010	CUMULATIVE FILING TO DATE ACTUAL (TOTAL OF ALL ACCOUNTS)
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS	24,632,000	167,259,000
PLUS:ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	24,632,000	167,259,000

1 - We track cash receipts and disbursements on a consolidated basis and not by individual bank accounts.
2 - Excludes add back of A/P Overdraft (GAAP adjustment) and credit card receivables.

FORM MOR-1
1/30/2010

In re	Finlay Enterprises, Inc.		09-14873 through 14880
	Debtor	Reporting Period:	January 2010

	Cash Disbursements
DEBTOR	CASE NO.	FISCAL January 2010 Jan 3rd thru Jan 30th 2010	CUMULATIVE FILING TO DATE ACTUAL

Finlay Enterprises, Inc.	09-14873	0	0
Finlay Fine Jewelry Corporation	09-14874	18,710,000	144,117,000
Finlay Jewelry, Inc.	09-14875	0	0
EFinlay, Inc.	09-14876	0	0
Finlay Merchandising & Buying	09-14877	0	553,000
Carlyle & Co. Jewelers	09-14878	5,642,000	20,596,000
Park Promenade, LLC	09-14879	0	0
L. Congress, Inc.	09-14880	280,000	1,993,000

Total		24,632,000	167,259,000

FORM MOR-1
1/30/2010

In re	Finlay Enterprises, Inc.		09-14873 through 14880
	Debtor	Reporting Period:	January 2010

STATEMENT OF OPERATIONS (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Fiscal January 2010 Jan 3rd thru Jan 30th	CUMULATIVE - FILING TO DATE
REVENUE
Merchandise sales	0	272,832,000
Repair sales	0	3,763,000
Accomodation sales	0	17,000
Total Revenue	0	276,612,000
COST OF GOODS SOLD
Cost of Goods Sold	955,000	229,426,000
Gross profit before non recurring items	(955,000)	47,186,000
Non Recurring item: Adjustment to inventory valuation based on estimated net realizable value	0	6,000,000
Gross Profit	(955,000)	41,186,000
OPERATING EXPENSES
Net advertising expense	49,000	5,140,000
Rent & Other Occupancy	928,000	20,137,000
Payroll, payroll taxes and employee benefits	1,453,000	25,639,000
Insurance	162,000	857,000
Other general operating expenses (See below)	169,000	33,808,000
Other - including administrative cost centers (See below)	2,144,000	17,161,000
Total Operating Expenses Before Depreciation	4,905,000	102,742,000
Depreciation/Depletion/Amortization	31,000	748,000
Net Profit (Loss) Before Other Income & Expenses	(5,891,000)	(62,304,000)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	0	0
Interest Expense	33,000	10,845,000
Other Expense (attach schedule)	0	19,200,000
Net Profit (Loss) Before Reorganization Items	(5,924,000)	(92,349,000)
REORGANIZATION ITEMS		0
Professional Fees & Other reoganization expense (See below)	503,000	7,152,000
U. S. Trustee Quarterly Fees	21,125	122,625
Interest Earned on Accumulated Cash from Chapter 11		0
Gain (Loss) from Sale of Equipment		0
		0
Total Reorganization Expenses	524,125	7,292,625
Provision (Credit) for Income Taxes (1)	0	(8,132,419)
Net Profit (Loss)	(6,448,125)	(91,509,206)

(1) Year to date reflects income tax receivable resulting from carry back of loss for October 2009 tax year.

FORM MOR-2
1/30/2010

In re	Finlay Enterprises, Inc.		09-14873 through 14880
	Debtor	Reporting Period:	January 2010

BREAKDOWN OF “OTHER” CATEGORY

	Fiscal January 2010 Jan 3rd thru Jan 30th	CUMULATIVE -FILING TO DATE
OTHER GENERAL OPERATIONAL EXPENSES
BOXES/DISPLAYS	196,000	459,000
EVENTS/SUPPLIES	22,000	341,000
TRAVEL	(15,000)	887,000
MISCELLANEOUS INCLUDING GORDON BROTHERS CONSULTANT TIME AND EXPENSE	13,000	1,089,605
FIXED ASSETS, TRADENAMES, CUSTOMER LISTS & OTHER WRITE OFFS (1)	(288,000)	24,051,549
TELECOMMUNICATION CHARGES	69,000	539,000
CREDIT CARD FEES	172,000	6,406,000

TOTAL OTHER OPERATIONAL EXPENSES	169,000	33,773,154

(1) Current month includes income from write off of fixed assets based on estimated net realizable value.

OTHER INCLUDING ADMINISTRATIVE COSTS CENTERS
PAYROLL	1,467,000	8,316,000
PAYROLL TAXES	80,000	365,000
EMPLOYEE BENEFITS	11,000	411,000
VEBA TRUST - BENEFITS	0	1,500,000
RENT PREMISES	258,000	237,000
RENT EQUIPMENT	57,000	304,000
REPAIR & MAINTENANCE	9,000	164,000
UTILITIES	44,000	260,000
OTHER MISCELLANEOUS	218,000	5,604,000

OTHER ADMINISTRATIVE EXPENSES	2,144,000	17,161,000

PROFESSIONAL FEES & OTHER REORG. EXPENSE
WEIL, GOTSHAL & MANGES	105,600	1,555,800
ALVAREZ & MARSAL	150,000	1,288,800
ASSET DISPOSITION ASSOC.	52,000	1,313,900
GECC	0	375,100
PROSKAUER & ROSE	0	11,000
EPIQ BANKRUPTCY SOLUTIONS	31,600	673,300
HSBC BANK	15,000	43,400
PRYOR CASHMAN	15,000	248,400
MOSES & SINGER	14,900	820,100
SONNENSCHEIN, NATH & ROSENTHAL	20,000	153,200
TOGUT SEGAL	20,000	32,500
WILMINGTON TRUST COMPANY	30,000	44,900
CONSENSUS	(7,200)	467,100
OTHER	56,100	124,500

TOTAL PROFESSIONAL FEES & OTHER REORG. EXPENSE	503,000	7,152,000

OTHER INCOME	N/A	N/A

OTHER EXPENSES	0	19,200,000

FORM MOR-2
1/30/2010

In re	Finlay Enterprises, Inc.		09-14873 through 14880
	Debtor	Reporting Period:	January 2010

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Jan 30, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
CURRENT ASSETS
Unrestricted cash and equivalents (including A/P overdraft and credit card receivables)	74,274,161	5,352,405
Cash Collaterlized Accounts	6,006,343	6,841,822
Accounts receivable (Net)	110,317	14,963,712
Income tax receivable (1)	7,449,419	0
Other receivables (2)	16,967,187	1,028,900
Merchandise inventories (3)	2,700,339	202,530,200
Prepaid expenses and other	1,378,778	1,950,201
Other Current Assets (attach schedule)	0	0
TOTAL CURRENT ASSETS	108,886,544	232,667,240
PROPERTY & EQUIPMENT
Land and building	3,425,000	9,420,470
Fixtures	0	17,794,766
Displays	0	2,508,324
Computers, equipment & other	0	5,257,757
Construction in Progress	0	2,893,959
Leasehold Improvements	0	4,162,237
Vehicles	0	16,520
Less:Accumulated Depreciation	0	(9,670,437)
TOTAL PROPERTY & EQUIPMENT (3)	3,425,000	32,383,596
OTHER ASSETS
Amounts due from Insiders*	0	0
Professional Retainers	1,086,104	751,863
Other Assets (attach schedule)	6,988,662	21,505,623
TOTAL OTHER ASSETS	8,074,766	22,257,486
TOTAL ASSETS	120,386,310	287,308,322

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Jan 30, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable - Post petition	378,314	0
Wages Payable & Compensated Absences	3,466,131	0
Accrued Professional Fees & restructuring costs	1,503,044	0
Taxes Payable	97,072	0
Amounts Due to Insiders*	0	0
Deferred Revenue - Liquidator Guarantee Advance	(595,947)	0
Other Post-petition Liabilities (attach schedule)	4,385,480	0
TOTAL POST-PETITION LIABILITIES	9,234,094	0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt -Revolver, 2nd & 3rd lien notes	194,144,917	255,832,879
Priority Debt	3,308,304	427,200
Unsecured Debt - Senior notes	42,895,031	42,847,826
Accounts Payable - Pre petition	7,988,995	8,176,582
Other Pre-petition Liabilities (attach schedule)	8,585,707	34,457,064
TOTAL PRE-PETITION LIABILITIES	256,922,954	341,741,551
TOTAL LIABILITIES	266,157,048	341,741,551
OWNERS' EQUITY
Capital Stock	117,054	117,054
Additional Paid-In Capital	96,716,915	96,716,915
Retained Earnings - Pre-Petition	(123,248,418)	(123,248,418)
Retained Earnings - Post-petition	(91,491,048)	0
Treasury Stock	(27,865,241)	(28,018,780)
Adjustments to Owner Equity (attach schedule)	0	0
NET OWNERS’ EQUITY	(145,770,738)	(54,433,229)
TOTAL LIABILITIES AND OWNERS' EQUITY	120,386,310	287,308,322

*"Insider" is defined in 11 U.S.C. Section 101(31).
1. Reflects federal income tax receivable resulting from carry back of loss for October 2009 tax year
2. Includes approximately $14.9 million due from liquidator for gross margin and profit sharing and reimbursement of certain expenses.
3. These assets have been adjusted to our estimated net realizable values.

FORM MOR-3
1/30/2010

In re	Finlay Enterprises, Inc.		09-14873 through 14880
	Debtor	Reporting Period:	January 2010

BALANCE SHEET - continuation section
ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Jan 30, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)

Other Assets
Deferred financing fees		8,895,950
Insurance deposit	340,000	340,000
Credit card deposit	5,073,281	3,000,000
Favorable leases	0	623,908
Customer lists	0	172,328
Trade names	0	6,669,592
Deposits- Other utilities	69,830	239,975
Other	0	120,800
Other (CSV Life - Carlyle)	1,505,551	1,443,070
Total Other Assets	6,988,662	21,505,623

LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Jan 30, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
Other Post-petition Liabilities
General Insurance	579,483	0
Medical Insurance	134,063	0
Layaways & Gift Card	38,305	0
Credit Card Accrual	0	0
Percent Rent Accrual	3,410,384
Other Post-petition Liabilities	223,245
Other Post-petition Liabilities	4,385,480	0

LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Jan 30, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
Other Pre-petition Liabilities
General Insurance	5,213,061	6,364,144
Medical Insurance	134,063	1,203,249
Layaways & Gift Card	89,378	1,418,612
Diamond Bond Liability	0	300,000
STL Rent and Rent related	0	4,194,864
Income Taxes	123,664	646,257
Accrued Credit Card	0	81,756
Returns Reserve	0	546,362
Severance & other payroll accrual	1,993,931	6,775,876
Compensated Absences accrual	828,801	1,390,067
Accured Liability - Split Payroll	0	1,632,890
Other Miscellaneous	11,771	3,033,698
Sundry Taxes Accrued	191,038	6,869,289
Other Pre-petition Liabilities	8,585,707	34,457,064

FORM MOR-3
1/30/2010

In re	Finlay Enterprises, Inc.		09-14873 through 14880
	Debtor	Reporting Period:	January 2010

SUMMARY OF UNPAID POST-PETITION DEBTS

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	378,314
Wages Payable	3,466,131
Taxes Payable	97,072
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees	1,503,044
Amounts Due to Insiders
Other:	4,385,480
Other:
Total Post-petition Debts	9,830,041

FORM MOR-4
1/30/2010

In re	Finlay Enterprises, Inc.		09-14873 through 14880
	Debtor	Reporting Period:	January 2010

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

MONTHLY OPERATING REPORT – JANUARY 2010

MOR-4 - Post Petition Taxes Certification

The undersigned verifies that, to the best of his knowledge, all undisputed post-petition tax obligations, including but not limited to payroll, sales, use, income, franchise and other taxes have been paid to the proper taxing authority when due.

/s/ Bruce E. Zurlnick	February 26, 2010
Bruce E. Zurlnick
Senior Vice President,
Treasurer and CFO

FORM MOR-4
1/30/2010

In re	Finlay Enterprises, Inc.		09-14873 through 14880
	Debtor	Reporting Period:	January 2010

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

INSIDERS
NAME	TYPE OF PAYMENT	Fiscal Jan 2010	TOTAL PAID TO DATE
Arthur E. Reiner	Salary	0.00	125,625.00
Arthur E. Reiner	Vacation	0.00	40,586.53
Arthur E. Reiner	Director Fees	0.00	8,333.34
Arthur E. Reiner	Expense reimbursement	0.00	5,000.00
Bonni G. Davis	Salary	17,853.34	98,469.76
Bruce E. Zurlnick	Salary	26,750.00	147,953.18
Bruce E. Zurlnick	Expense reimbursement	942.03	1,834.91
David B. Cornstein	Director Fees	0.00	12,663.97
Deborah A. Higgins	Salary	0.00	20,869.79
Deborah A. Higgins	Consulting	0.00	28,000.00
Deborah A. Higgins	Vacation	0.00	7,767.36
Deborah A. Higgins	Expense reimbursement	0.00	366.16
Douglass J. Congress	Vacation	0.00	8,461.53
Douglass J. Congress	Expense reimbursement	0.00	334.95
James M. Giantonemico	Salary	21,666.66	119,515.47
James M. Giantonemico	Expense reimbursement	217.74	2,982.31
Joan M. Durkin	Salary	0.00	43,852.85
Joan M. Durkin	Vacation	0.00	2,536.05
Joan M. Durkin	Expense reimbursement	0.00	50.14
John P.Orr	Salary	16,050.00	88,801.32
John P.Orr	Expense reimbursement	85.87	583.87
Joseph M. Melvin	Expense reimbursement	0.00	416.67
Joyce Manning Magrini	Salary	0.00	63,822.83
Joyce Manning Magrini	Vacation	0.00	17,394.22
Joyce Manning Magrini	Expense reimbursement	0.00	291.25
Karin Knudsen	Salary	27,083.34	149,110.02
Karin Knudsen	Vacation	22,712.50	22,712.50
Karin Knudsen	Retention Incentive	7,500.00	7,500.00
Karin Knudsen	Expense reimbursement	2,245.43	2,788.13
Leon Benzrihem	Salary	0.00	65,180.84
Leon Benzrihem	Vacation	0.00	11,000.00
Leon Benzrihem	Retention Incentive	20,428.70	20,428.70
Leon Benzrihem	Expense reimbursement	0.00	1,450.00
Louis Lipschitz	Director Fees	0.00	16,583.32
Norma L. Wilson	Salary	10,625.00	106,589.48
Norma L. Wilson	Vacation	19,291.72	19,291.72
Norma L. Wilson	Retention Incentive	7,500.00	7,500.00
Norma L. Wilson	Expense reimbursement	4,823.03	12,070.76
Norman S. Matthews	Director Fees	0.00	26,287.64
Raymond J. Poulin	Salary	9,666.66	53,263.20
Richard G. Davenport	Salary	0.00	23,728.92
Richard G. Davenport	Vacation	0.00	2,056.15
Ronald E. Swanson	Salary	8,535.16	55,478.54
Ronnie S. Grabon	Salary	4,038.45	32,354.42
Scot M. Congress	Vacation	0.00	12,692.30
Scot M. Congress	Expense reimbursement	0.00	2,467.07
Stuart C. Mclean	Expense reimbursement	0.00	136.42
Sue C. Haire	Salary	5,368.50	44,737.50
Thomas G. Lozier	Salary	0.00	10,574.50
Thomas G. Lozier	Vacation	0.00	16,061.77
Thomas G. Lozier	Expense reimbursement	0.00	71.45
Thomas M. Murnane	Director Fees	0.00	14,623.65

TOTAL PAYMENTS TO INSIDERS		233,384.13	1,583,252.46

FORM MOR-6
1/30/2010

In re	Finlay Enterprises, Inc.		09-14873 through 14880
	Debtor	Reporting Period:	January 2010

PROFESSIONALS JANUARY 2010
PAYEE	PERIOD COVERED	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL ESTIMATED INCURRED & UNPAID*
Weil, Gotshal & Manges LLP				145,000	729,000	377,400
Alvarez & Marsal				137,700	958,300	150,000
Asset Disposition Advisors				114,800	681,200	317,600
Epiq Bankruptcy Solutions LLC				0	542,500	81,600
Consensus Advisors				0	315,100	152,100
Moses & Singer				58,300	611,900	208,200
Pryor Cashman				43,000	233,300	15,000
GECC				0	25,500	15,000
Sonnenschein				0	133,600	20,000
Wilmington Trust				0	15,000	30,000
HSBC				7,400	28,300	15,000
US Trustee Fees				51,100	102,100	60,000
Togut & Segal LLP				0	12,500	20,000
CRG Partners Group LLC				0	163,300	26,100
Other				0	68,400	15,000
TOTAL PAYMENTS TO PROFESSIONALS		0		557,300	4,620,000	1,503,000
* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. REPRESENTS ESTIMATES FOR JANUARY

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS - JANUARY 2010

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST-PETITION
Second Lien Note repayment	n/a	0	0

TOTAL PAYMENTS		0	0

FORM MOR-6
1/30/2010

In re	Finlay Enterprises, Inc.		09-14873 through 14880
	Debtor	Reporting Period:	January 2010

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X (1)
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X (2)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X (2)
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

1 - Effective September 26, 2009, the debtors signed an agency agreement with Gordon Brothers Retail Partners, LLC to guarantee the sale proceeds of the liquidation of merchandise in certain of our store locations.

2 - The debtors obtained certain orders on or shortly after the commencement of these chapter 11 cases designed to minimize the disruption of business operations. Such orders gave the Debtors permission to pay certain prepetition amounts related to employee compensation programs, certain customer programs, sales and use taxing authorities, workers' compensation and other insurance programs and certain common carriers. During the period reported herein, the Debtors paid certain prepetition obligations under such orders.

FORM MOR -7
1/30/2010